Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Equity

Note 16 – Equity

Ordinary shares

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions resulting in 16,250,000 shares of ordinary shares outstanding that have been retroactively restated to the beginning of the first period presented. A further 2,800,000 shares were issued by March 23, 2023, and 171,384 shares were issued on October 6, 2023, resulting in 19,221,384 shares of ordinary shares outstanding as at December 31, 2023.

On February 16, 2024, 3,555,555 shares were issued as a result of a follow-on offering. During the year ended December 31, 2024, an additional 813,369 shares were issued pursuant to the acquisition of Ohmyhome Property Management (S), S-8, and compensation settlements, 23,590,308 resulting in 19,221,384 shares of ordinary shares outstanding as at December 31, 2024.

In February 2025, the Company issued 354,644 ordinary shares as acquisition consideration. On March 10, 2025, the Company effected a 10-for-1 share consolidation, resulting in 2,394,464 ordinary shares outstanding. The shares and per share information in the Consolidated Statements of Operations and Comprehensive loss and Consolidated Statements of Changes in Shareholders’ Equity are presented on a retroactive basis to reflect this share consolidation.

Subsequently, the Company issued 4,040,000 and 16,666,667 ordinary shares on May 21, 2025 and June 11, 2025, respectively, pursuant to share purchase agreements.

As of December 31,2025, the Company’s issued share capital comprised 23,101,131 ordinary shares, consisting of 22,259,591 Class A ordinary shares and 841,540 Class B ordinary shares.

All ordinary shares are classified as permanent equity.